UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                          027455                     58-2422929

(State or other              (Commission File Number)         (IRS Employer
  jurisdiction of                                            Identification
  incorporation)                                                    Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                  30303
                Atlanta, Georgia

    (Address of principal executive offices)                      (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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Item 9.           Regulation FD Disclosure.


On February 16, 2004, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its financial and operating results for its first fiscal quarter ended December 31, 2003.


A copy of the press release referenced above is attached hereto as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.                               Description
         -----------                               -----------
            99.1     Press Release of AirGate PCS, Inc. dated December 16, 2004.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AIRGATE PCS, INC.


Date: December 17, 2004                   By:  /s/ William H. Seippel
                                               _______________________
                                          Name:    William H. Seippel
                                          Title:   Chief Financial Officer




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                          EXHIBIT INDEX

     Exhibit No.                                        Description
     -----------                                        -----------
        99.1         Press Release of AirGate PCS, Inc. dated December 16, 2004.




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